Exhibit 10.7

CDN.$2,325,000,000 REVOLVING TERM CREDIT FACILITY

SECOND AMENDING AGREEMENT MADE AS OF JULY 31, 2013 TO THE

CREDIT AGREEMENT MADE AS OF AUGUST 3, 2011

BETWEEN

ENBRIDGE INC.

as Borrower

AND

THE FINANCIAL INSTITUTIONS AND OTHER PERSONS

SET FORTH ON SCHEDULE A HERETO,

and such other persons

as become parties hereto as lenders,

as Lenders

AND

THE TORONTO-DOMINION BANK

as Agent of the Lenders

TD Securities, The Bank of Nova Scotia and Canadian Imperial Bank of Commerce

as Joint Book Runners

TD Securities, The Bank of Nova Scotia, Canadian Imperial Bank of Commerce and RBC

Capital Markets

as Co-Lead Arrangers

The Toronto-Dominion Bank

as Administrative Agent

The Bank of Nova Scotia

as Syndication Agent

Canadian Imperial Bank of Commerce and RBC Capital Markets

as Co-Documentation Agents

SECOND AMENDING AGREEMENT

THIS AGREEMENT is made as of July 31, 2013

BETWEEN:

ENBRIDGE INC., a corporation subsisting under the laws of Canada (hereinafter referred to as the “Borrower”),

OF THE FIRST PART,

- and -

THE FINANCIAL INSTITUTIONS AND OTHER PERSONS SET FORTH ON THE SIGNATURE PAGES HERETO, and such other persons as become parties hereto as lenders (hereinafter sometimes collectively referred to as the “Lenders” and sometimes individually referred to as a “Lender”),

OF THE SECOND PART,

- and -

THE TORONTO-DOMINION BANK, a Canadian chartered bank, as agent of the Lenders (hereinafter referred to as the “Agent”),

OF THE THIRD PART.

WHEREAS the parties hereto have agreed to amend and supplement certain provisions of the Credit Agreement as hereinafter set forth;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged by each of the parties hereto, the parties hereto covenant and agree as follows:

1.	Interpretation

1.1 In this Agreement and the recitals hereto, unless something in the subject matter or context is inconsistent therewith:

“Credit Agreement” means the credit agreement made as of August 3, 2011 between the Borrower, the Lenders and the Agent as amended by the first amending agreement made as of August 1, 2012.

“Second Amending Agreement” means this second amending agreement.

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1.2 Capitalized terms used herein without express definition shall have the same meanings herein as are ascribed thereto in the Credit Agreement.

1.3 The division of this Second Amending Agreement into Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Second Amending Agreement. The terms “this Second Amending Agreement”, “hereof”, “hereunder” and similar expressions refer to this Second Amending Agreement and not to any particular Section or other portion hereof and include any agreements supplemental hereto.

1.4 This Second Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

2.	Amendments and Supplements

2.1 Extension of Maturity Date. The reference to “August 3, 2017” in the definition of “Maturity Date” contained in Section 1.1 of the Credit Agreement is hereby deleted and replaced with “August 3, 2018”. The parties hereto confirm and agree that the Maturity Date is hereby extended to August 3, 2018.

2.2 Increase in Credit Facility. The existing definition of “Credit Facility” contained in Section 1.1 of the Credit Agreement is hereby amended to delete “Cdn.$2,250,000,000” where it appears in the second line thereof and to substitute therefor the amount of “Cdn.$2,325,000,000”. The parties hereto hereby confirm and agree that the maximum principal amount of the Credit Facility is hereby increased to Cdn.$2,325,000,000 from Cdn.$2,250,000,000.

2.3 New Schedule A; Revised Commitments. Schedule A to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule A attached hereto, inter alia, to provide that the Commitment of each Lender shall be the amount set forth opposite its name on such new Schedule A.

2.4 New Schedule C; Revised Compliance Certificate. Schedule C to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule C attached hereto.

2.5 Addition of “Permitted Increase/Accordion” Clause. The Credit Agreement is hereby amended to add the following new Section 2.24 immediately after the existing Section 2.23:

“2.24 Increase in Credit Facility

The Borrower may, at any time and from time to time, increase the Commitments (the “Additional Commitments”) available hereunder and the maximum principal amount of the Credit Facility by adding additional financial institutions as Lenders hereunder or by increasing the Commitments of existing Lenders with (in the latter case) the consent of such Lenders, or any combination thereof. The right to increase the Credit Facility by Additional Commitments shall be subject to the following:

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(a)	no Default or Event of Default shall have occurred and be continuing and the Borrower shall have delivered to the Agent an Officer’s Certificate confirming the same and confirming (i) its corporate authorization to make such increase, (ii) the truth and accuracy of its representations and warranties hereunder and (iii) that no consents, approvals or authorizations are required for such increase (except as have been unconditionally obtained and are in full force and effect, unamended), each as at the effective date of such increase;

(b)	after giving effect to any such increase, the maximum principal amount of the Credit Facility shall not exceed Cdn.$2,500,000,000;

(c)	the Agent and the Short Notice Lenders shall have consented to any additional financial institution becoming a Lender, such consent not to be unreasonably withheld; and

(d)	the Borrower and the existing Lender or the financial institution being added, as the case may be, shall execute and deliver such documentation as is required by the Agent, acting reasonably, to effect the increase in question (including the partial assignment of Loans or purchase of participations from Lenders to the extent necessary to ensure that, after giving effect to such increase, each Lender holds its Rateable Portion of each outstanding Loan under the Credit Facility) and, if applicable, to novate such new financial institution as a Lender under the Documents.”.

2.6 Amendment to Representations and Warranties. Subparagraph (m) contained in Section 8.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(m)	Ownership of EPI and NW

As of the date hereof, EPI and NW are each, directly or indirectly, wholly-owned Subsidiaries of the Borrower.”.

3.	Fees

3.1 Amendment and Extension Fee. The Borrower hereby agrees to pay to the Agent, for each Lender, a fee in Canadian Dollars in the amount previously offered by the Borrower to the Lenders in respect hereof.

4.	Representations and Warranties

The Borrower hereby represents and warrants as follows to each Lender and the Agent and acknowledges and confirms that each Lender and the Agent is relying upon such representations and warranties:

(a)	Capacity, Power and Authority

(i)	It is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation or creation and has all the requisite corporate

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capacity, power and authority to carry on its business as presently conducted and to own its property; and

(ii)	It has the requisite corporate capacity, power and authority to execute and deliver this Second Amending Agreement.

(b)	Authorization; Enforceability

It has taken or caused to be taken all necessary action to authorize, and has duly executed and delivered, this Second Amending Agreement, and this Second Amending Agreement is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, winding-up, insolvency, moratorium or other laws of general application affecting the enforcement of creditors’ rights generally and to the equitable and statutory powers of the courts having jurisdiction with respect thereto.

The representations and warranties set out in this Second Amending Agreement shall survive the execution and delivery of this Second Amending Agreement and the making of each Drawdown, notwithstanding any investigations or examinations which may be made by the Agent, the Lenders or Lenders’ Counsel. Such representations and warranties shall survive until the Credit Agreement has been terminated.

5.	Condition Precedent

The amendments and supplements to the Credit Agreement contained herein shall be effective upon, and shall be subject to, the satisfaction of the condition precedent that the Borrower shall have paid to the Agent, for the account of the Lenders, the fees contemplated by Section 3 hereof. The foregoing condition precedent is inserted for the sole benefit of the Lenders and the Agent and may be waived in writing by the Lenders, in whole or in part (with or without terms and conditions).

6.	Confirmation of Credit Agreement and other Documents

The Credit Agreement and the other Documents to which the Borrower is a party and all covenants, terms and provisions thereof, except as expressly amended and supplemented by this Second Amending Agreement, shall be and continue to be in full force and effect and the Credit Agreement, as amended and supplemented by this Second Amending Agreement, and each of the other Documents to which the Borrower is a party is hereby ratified and confirmed and shall from and after the date hereof continue in full force and effect as herein amended and supplemented, with such amendments and supplements being effective upon satisfaction of the condition precedent set forth in Section 5 hereof.

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7.	Further Assurances

The parties hereto shall from time to time do all such further acts and things and execute and deliver all such documents as are required in order to effect the full intent of and fully perform and carry out the terms of this Second Amending Agreement.

8.	Counterparts

This Second Amending Agreement may be executed in any number of counterparts and delivered by facsimile or other means of electronic communication, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this Second Amending Agreement to produce or account for more than one such counterpart

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IN WITNESS WHEREOF the parties hereto have executed this Second Amending Agreement as of the date first above written.

ENBRIDGE INC.

By:	/s/ Colin K. Gruending
Colin K. Gruending
Vice President, Treasury & Tax

By:	/s/ Tyler W. Robinson
Tyler W. Robinson
Vice President & Corporate Secretary

LENDERS:

THE TORONTO-DOMINION BANK

By:	/s/ Greg Hickaway
Name: Greg Hickaway
Title: Managing Director

By:	/s/ Glen Cameron
Name: Glen Cameron
Title: Director

CANADIAN IMPERIAL BANK OF COMMERCE

By:	/s/ Randy Geislinger
Name: Randy Geislinger
Title: Executive Director

By:	/s/ Kevin McConnell
Name: Kevin McConnell
Title: Executive Director

EI 5 year Credit Facility - Second Amending Agreement

THE BANK OF NOVA SCOTIA

By:	/s/ John Hunt
	Name:	John Hunt
	Title:	Managing Director

By:	/s/ Beau Filkowski
	Name:	Beau Filkowski
	Title:	Associate

ROYAL BANK OF CANADA

By:	/s/ Lillian M.A. D’Aleo
	Name:	Lillian M.A. D’Aleo
	Title:	Authorized Signatory

By:
Name:
Title:

HSBC BANK CANADA

By:	/s/ Jean-Philippe Gariazzo
	Name:	Jean-Philippe Gariazzo
	Title:	Vice President

By:	/s/ Glen Chui
	Name:	Glen Chui
	Title:	Analyst

BANK OF MONTREAL

By:	/s/ Ebba Jantz
	Name:	Ebba Jantz
	Title:	Vice President

By:	/s/ Louis-Francois Laberge
	Name:	Louis-Francois Laberge
	Title:	Associate

EI 5 year Credit Facility - Second Amending Agreement

UBS AG CANADA BRANCH

By:	/s/ Lana Gifas
Name: Lana Gifas
Title: Director Banking Products Services, US

By:	/s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director Banking Products Services, US

DNB BANK ASA, GRAND CAYMAN BRANCH

By:	/s/ Cathleen Buckley
Name: Cathleen Buckley
Title: Senior Vice President

By:	/s/ Thomas Tangen
Name: Thomas Tangen
Title: Senior Vice President Head of Corporate Banking

DEUTSCHE BANK AG, CANADA BRANCH

By:	/s/ Scott Lampard
Name: Scott Lampard
Title: Managing Director

By:	/s/ Marcellus Leung
Name: Marcellus Leung
Title: Assistant Vice President

JPMORGAN CHASE BANK, N.A. TORONTO BRANCH

By:	/s/ Juan J. Javellana
Name: Juan J. Javellana
Title: Executive Director

By:
Name:
Title:

EI 5 year Credit Facility - Second Amending Agreement

NATIONAL BANK OF CANADA

By:	/s/ Mark Williamson
	Name:	Mark Williamson
	Title:	Authorized Signatory

By:	/s/ John Niedermier
	Name:	John Niedermier
	Title:	Authorized Signatory

SOCIÉTÉ GÉNÉRALE (CANADA BRANCH)

By:	/s/ Michel Hurtubise
	Name:	Michel Hurtubise
	Title:	Managing Director

By:	/s/ Adam Smith
	Name:	Adam Smith
	Title:	Vice President

BNP PARIBAS (CANADA)

By:	/s/ Michael Gosselin
	Name:	Michael Gosselin
	Title:	Managing Director

By:	/s/ Evan Ivanov
	Name:	Evan Ivanov
	Title:	Director

BANK OF AMERICA, N.A., CANADA BRANCH

By:	/s/ James K.G. Campbell
	Name:	James K.G. Campbell
	Title:	Director

By:
Name:
Title:

EI 5 year Credit Facility - Second Amending Agreement

CITIBANK N.A., CANADIAN BRANCH

By:	/s/ Jonathan Cain
	Name:	Jonathan Cain
	Title:	Authorized Signatory

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC, CANADA BRANCH

By:	/s/ Shehan J. De Silva
	Name:	Shehan J. De Silva
	Title:	Vice President

By:	/s/ David Wright
	Name:	David Wright
	Title:	Director Head of Client Management Canada

BANK OF TOKYO - MITSUBISHI UFJ (CANADA)

By:	/s/ Davis J. Stewart
	Name:	Davis J. Stewart
	Title:	Executive Vice President and General Manager

By:
Name:
Title:

MIZUHO BANK, LTD.

By:	/s/ Rob MacKINNON
	Name:	Rob MacKINNON
	Title:	Senior Vice President Canada Branch

By:
Name:
Title:

EI 5 year Credit Facility - Second Amending Agreement

MORGAN STANLEY BANK, N.A.

By:	/s/ Kelly Chin
	Name:	Kelly Chin
	Title:	Authorized Signatory

By:	N/A
	Name:	N/A
	Title:	N/A

AGENT:

THE TORONTO-DOMINION BANK, in its capacity as Agent

By:	/s/ Feroz Haq
	Name:	Feroz Haq
	Title:	Vice President, Loan Syndications - Agency

By:
Name:
Title:

EI 5 year Credit Facility - Second Amending Agreement

SCHEDULE A

LENDERS AND COMMITMENTS

Lender	Commitment
The Toronto-Dominion Bank	Cdn.$	263,300,000
Canadian Imperial Bank of Commerce	Cdn.$	233,000,000
The Bank of Nova Scotia	Cdn.$	226,300,000
Royal Bank of Canada	Cdn.$	205,300,000
HSBC Bank Canada	Cdn.$	175,000,000
Bank of Montreal	Cdn.$	170,100,000
UBS AG Canada Branch	Cdn.$	135,000,000
DNB Bank ASA, Grand Cayman Branch	Cdn.$	150,000,000
Deutsche Bank AG, Canada Branch	Cdn.$	110,000,000
JPMorgan Chase Bank, N.A. Toronto Branch	Cdn.$	100,000,000
National Bank of Canada	Cdn$	80,000,000
Société Générale (Canada Branch)	Cdn.$	75,000,000
BNP Paribas (Canada)	Cdn.$	125,000,000
Bank of America, N.A., Canada Branch	Cdn.$	71,000,000
Citibank N.A., Canadian Branch	Cdn.$	66,000,000
The Royal Bank of Scotland plc, Canada Branch	Cdn$	35,000,000
Bank of Tokyo-Mitsubishi UFJ (Canada)	Cdn$	35,000,000
Mizuho Bank, Ltd.	Cdn$	35,000,000
Morgan Stanley Bank, N.A.	Cdn$	35,000,000

Total	Cdn$	2,325,000,000

SCHEDULE C

COMPLIANCE CERTIFICATE

TO:	The Toronto-Dominion Bank, in its capacity as agent of the Lenders (the “Agent”)

AND TO:	Each of the Lenders

1.	Reference is made to the credit agreement made as of August 3, 2011 between Enbridge Inc., as Borrower, The Toronto-Dominion Bank and the other persons party thereto in their capacity as Lenders and the Agent and relating to the establishment of a certain credit facility in favour of the Borrower (as amended, modified, supplemented or restated, the “Credit Agreement”). Capitalized terms used herein, and not otherwise defined herein, shall have the meanings attributed to such terms in the Credit Agreement.

2.	This Compliance Certificate is delivered pursuant to Section 9.1(b)(iv) of the Credit Agreement.

3.	The undersigned, [name], [title] of the Borrower, hereby certifies that, as of the date of this Compliance Certificate, I have made or caused to be made such investigations as are necessary or appropriate for the purposes of this Compliance Certificate and:

(a)	the representations and warranties made by the Borrower in Section 8.1 of the Credit Agreement are true and correct as at the date hereof, except as has heretofore been notified to the Agent by the Borrower in writing [or except as described in Schedule hereto];

(b)	no Default or Event of Default has occurred and is continuing, except as has heretofore been notified to the Agent by the Borrower in writing [or except as described in Schedule hereto];

(c)	as at the Quarter End ending ●, ●, the Consolidated Shareholders’ Equity was Cdn.$●; attached hereto as Exhibit A is a determination of Consolidated Shareholders’ Equity as at the aforementioned Quarter End, together with particulars of each of the definitions and elements included in the determination thereof; and

(d)	as at the end of the aforementioned Quarter End, the Consolidated Funded Obligations was ●% of the Issue Test Total Consolidated Capitalization; attached hereto as Exhibit B is a determination of the percentage of Consolidated Funded Obligations to the Issue Test Total Consolidated Capitalization as at the end of the aforementioned Quarter End, together with particulars of each of the definitions and elements included in the determination thereof.

I give this Compliance Certificate on behalf of the Borrower and in my capacity as the [title] of the Borrower, and no personal liability is created against or assumed by me in the giving of this Compliance Certificate.

Dated at ●, this ● day of ●, ●.

ENBRIDGE INC.

By:
Name:
Title:

By:
Name:
Title: